UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Bristol-Myers Squibb Company
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 5, 2015. See the reverse side of this notice to obtain proxy materials and voting instructions. M85602-P60660-Z64903 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: March 13, 2015 Date: May 5, 2015 Time: 10:00 A.M. Location: Bristol-Myers Squibb Company 777 Scudders Mill Road Plainsboro, NJ 08536 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. For directions to the meeting, please see the inside back cover of the Proxy Statement or call the company at (609) 897-2000. BRISTOL-MYERS SQUIBB COMPANY P.O. BOX 4000 PRINCETON, NJ 08540

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/21/15. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. NOTICE OF 2015 ANNUAL MEETING 2. PROXY STATEMENT 3. ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: M85603-P60660-Z64903 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time either on (i) April 30, 2015 for shares in employee benefit plans, or (ii) May 4, 2015 for all other shares. Have this Notice in hand when you access the website and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items M85604-P60660-Z64903 1C) L. B. Campbell 1D) L. H. Glimcher, M.D. 1F) A. J. Lacy 1B) G. Caforio, M.D. 1E) M. Grobstein 1A) L. Andreotti 1G) T. J. Lynch, Jr., M.D. 1H) D. C. Paliwal 1J) G. L. Storch 1K) T. D. West, Jr. 1I) V. L. Sato, Ph.D. 2. Advisory Vote to Approve the Compensation of our Named Executive Officers 3. Ratification of the Appointment of Independent Registered Public Accounting Firm 4. Approval of Amendment to Certificate of Incorporation – Exclusive Forum Provision 5. Approval of Amendment to Certificate of Incorporation – Supermajority Provisions – Preferred Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 2, 3, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER ITEM 1. 1. Election of Directors Nominees: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 6. 6. Shareholder Action by Written Consent

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